                UNITED STATES SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8 - K
                                     REPORT


                               FREEDOM SURF, INC.

          Nevada                                               88-0446457
          -------                                              -----------
(STATE OR OTHER JURISDICTION OF                              (I.R.S. EMPLOYER
INCORPORATION OR ORGANIZATION)                              IDENTIFICATION NO.)

           207 W. 138th St.
           Los Angeles, CA                                       90061
(Address of Principal Executive Offices)                       (Zip Code)

                                 (310) 352-3300
                           (Issuer's Telephone Number)

          SECURITIES REGISTERED PURSUANT TO SECTION 12(B) OF THE ACT:
                                     (None)

           SECURITIES REGISTERED PURSUANT TO SECTION 12(G) OF THE ACT:
                         Common Stock, par value $0.001
                                (Title of Class)

FORWARD LOOKING STATEMENTS

Freedom Surf, Inc., ("Freedom Surf, Inc.," or the "Company") cautions readers that certain important factors may affect the Company's actual results and could cause such results to differ materially from any forward-looking statements that may be deemed to have been made in this Form 8-K or that are otherwise made by or on behalf of the Company. For this purpose, any statements contained in the Form 8-K that are not statements of historical fact may be deemed to be forward-looking statements. Without limiting the generality of the foregoing, words such as "may," "expect," "believe," "anticipate," "intend," "could," "estimate," "plans," or "continue" or the negative or other variations thereof or comparable terminology are intended to identify forward-looking statements. Factors that may affect the Company's results include, but are not limited to, the Company's limited operating history, its ability to produce additional products and services, its dependence on a limited number of customers and key personnel, its possible need for additional financing, its dependence on certain industries, and competition from its competitors. With respect to any forward-looking statements contained herein, the Company believes that it is subject to a number of risk factors, including: the Company's ability to implement its product strategies to develop its business in emerging markets; competitive actions; and, general economic and business conditions. Any forward-looking statements in this report should be evaluated in light of these important risk factors. The Company is also subject to other risks detailed herein or set forth from time to time in the Company's filings with the Securities and Exchange Commission.

TABLE OF CONTENTS

Item 1.  Changes in Control of Registrant                                      4

Item 2.  Acquisition or Disposition of Assets                                  4

Item 3.  Bankruptcy or Receivership                                            5

Item 4.  Changes in Registrant's Certifying Accountant                         5

Item 5.  Other Events                                                          5

Item 6.  Resignation of Registant's Directors                                  5

Item 7.  Financial Statements and Exhibits                                     6

Item 8.  Change in Fiscal Year                                                15

Item 9.  Change in Security Ratings                                           15

Signatures                                                                    15

Exhibit 1

Item 1.  Changes in Control of Registrant

Not Applicable

Item 2.  Acquisition or Disposition of Assets

The Company was organized August 2, 1997(Date of Inception) under the laws of the State of Delaware, as Interstate Capital Corporation The Company has no operations and in accordance with SFAS #7, the Company is considered a development stage company. On or about November 17, 1999, the Company caused a Nevada corporation to be incorporated under the name of Freedom Surf, Inc., authorized to issued 20,000,000 shares of $.001 par value common stock, and 5,000,000 shares of $.001 par value preferred stock and merged with that Corporation, for the purpose of changing its domicile to Nevada, in accordance with Articles of Merger adopted on or about November 17, 1999, 1998.

On April 5, 1999, the Company completed a public offering that was exempt from federal registration pursuant to Regulation D, Rule 504 of the Securities Act of 1933 as amended. The Company sold 5,000,000 shares of Common Stock at a price of $.001 per share for a total amount raised of $5,000.00.

On or about December 10, 1999, the Company purchased certain assets valued at $5,180,000.00 issuing 969,000 common shares of its $.001 par value stock and assuming a long term liability in the amount of $335,000.00

Freedom Surf, Inc. ("FSI" or the "Company"), a Nevada corporation, was formed to enter into the surf apparel and accessory products market, and consolidate and manage an integrated network of companies in the surfing industry. The Company will also manufacture and market surf suits and surf accessory products.

Effective as of January 4, 2000, the Company acquired all of the issued and outstanding shares in Southern California Logo, Inc. (Sewcal Logo). The contract for the purchase of the corporation was executed on May 12, 2000 with an effective date of January 4, 2000. A copy of the Agreement is attached as an exhibit to this Report.

The terms of the sale were generally as follows:

Southern California Logo, Inc. was acquired through a structured acquisition all of the issued and outstanding shares in that corporation for 900,000 shares in Freedom Surf common stock valued for purposes of this acquisition at $2.1667 per share plus $800,000.00 in cash payable on or before July 15, 2000.

Sewcal employs around 60 persons and is a leading supplier of high quality promotional clothing to the film industry. Sewcal Logo has provided product for over 500 movies including The Rock, Armageddon, Top Gun, Terminator 1 and 2 and many other major films. Freedom Surf plans to continue producing film related products and expand the manufacturing facility to include manufacture of high quality surf and skate clothing products. As of January 2000 the company has secured contracts to manufacture product for major surf and skate brands. Sewcal Logo sales for 1999 exceeded $1.3 million. Sales in the first quarter 2000 are double that of the same period last year.

The Company continues the development of the "Freedom Wetsuit" brand, incorporating the company's proprietary stitch free technology. First run products have been developed and proven under real surf conditions and production of the suits is expected to begin in 2000 for Fall/Winter delivery. The Company purchased exclusive marketing rights to the "Stitchfree" manufacturing process.

Item 3.  Bankruptcy or Receivership

Not Applicable

Item 4.  Changes in Registrant's Certifying Accountant

Not Applicable

Item 5.  Other Events

Not Applicable

Item 6.  Resignation of Registrant's Directors

Effective February 20, 2000, Martin Gilchrist, Director and Vice President, resigned for personal reasons. He has been replaced by Rick Songer as Director and Vice President of Sales & Marketing.

Rick Songer, President and Chief Operating Officer of Southern California Logo, Inc. prior to its acquisition by Freedom Surf, Inc., founded Southern California Logo, Inc. in 1985 and has headed the manufacturing and marketing arms for that company since its inception. In the early years, Southern California Logo became a top supplier of wardrobe and related products to the motion picture industry. In more recent years, Rick has expanded the customer base of the company into promotional products for many major corporations and has done private labeling for numerous major brands. The company's most recent venture has provided products for the surf and skateboard industry. Mr. Songer was prior to his involvement with Southern California Logo, an executive in the pharmaceutical industry and is a 1969 graduate of Virginia Tech. He and his family have resided in Southern California since 1981.

Effective February 20, 2000, Louise Freidman, Chief Financial Officer of the Company retired. She has been replaced by Judy Songer. Judy Songer has been Chief Financial Officer to Southern California Logo, Inc. since its founding in 1985. Prior to the founding of Southern California Logo, Ms. Songer was employed by BDM, Inc., a Washington, D.C. think tank. She also resides in Southern California and is the wife of Rick Songer. She has always been actively engaged in the company since its founding and will continue to be actively engaged in the continued operations of Freedom Surf, Inc. as its Chief Financial Officer.

Item 7.  Financial Statements and Exhibits

         The following financial statements are unaudited. However, an audit of the assets and liabilities of Soutern California Logo has been ordered and will be filed as an amendment to this 8-K Report within 75 days of the execution of the Acquisition Agreement which was on May 12, 2000. It should also be noted that the fiscal year of Southern California Logo, Inc. was October 31 to November 1. That fiscal year will be changed to a calendar fiscal year with the filing of the amended 8-K Report to be filed in 75 days. The financial statements of Freedom Surf, Inc. combined with Southern California Logo and the operating statement of Southern California Logo for the last 9 months follows.

                               Freedom Surf, Inc.
                              FINANCIAL STATEMENTS
               Including the Acquisition of Southern California Logo
                                 March 31, 2000
                                   (Unaudited)


                                TABLE OF CONTENTS



                                                                            PAGE
                                                                            ----

BALANCE SHEET - ASSETS                                                       10

BALANCE SHEET - LIABILITIES AND SHAREHOLDER'S EQUITY                         10

STATEMENT OF OPERATIONS                                                      11

NOTES TO THE FINANCIAL STATEMENTS                                            13

                               Freedom Surf, Inc.

                                  BALANCE SHEET
               Including the Acquisition of Southern California Logo
                                   (Unaudited)
                                      AS OF
                                 March 31, 2000


                                     ASSETS


CURRENT ASSETS                              March 31, 1999        March 31, 2000
                                              (Unaudited)           (Unaudited)
                                            --------------        --------------

Cash                                                 0.00              1,787.01
Accounts Receivable                                  0.00            377,166.68
                                            --------------        --------------
Total Cash Accounts                                  0.00            378,953.69
                                            --------------        --------------
Raw Material Inventory                               0.00            267,050.00
Work in Process                                      0.00            158,288.85
Finished Goods                                       0.00                  0.00
Salary Advances                                      0.00              1,500.00
Wage Garnishments                                    0.00               (979.00)
Prepaid Insurance                                    0.00              1,169.33
Prepaid Workmen's Compensation Insurance             0.00              1,301.16
Prepaid Franchise Taxes                              0.00              1,600.00
Security Deposits                                    0.00              6,000.00
                                            --------------        --------------
Total Current Assets                                 0.00            814,884.03


PROPERTY AND EQUIPMENT

Office Furnishings                                   0.00             71,579.73
Office Furniture Accumulated Depreciation            0.00            (30,370.00)
Office Equipment                                     0.00             58,989.83
Office Equipment Accumulated Depreciation            0.00            (56,316.00)
Machinery & Equipment                                0.00          5,481,597.29
Machinery & Equipment Accumulated Depreciation       0.00           (237,925.00)
Automobiles                                          0.00             55,732.47
Automobiles Accumulated Depreciation                                 (18,260.00)
Machinery Lease                                                       (2,350.53)
                                            --------------        --------------
Total Property and Equipment                         0.00          5,322,677.79

OTHER ASSETS

Organizational Costs, net of amortization            0.00                465.00
Accrued Organizational Costs, net of amortization    0.00               (465.00)
                                            --------------        --------------
Total Other Assets                                   0.00                  0.00
                                            --------------        --------------
TOTAL ASSETS                                         0.00          6,137,561.82
                                            ==============        ==============

                 See accompanying notes to financial statements

                               Freedom Surf, Inc.
               Including the Acquisition of Southern California Logo
                                  BALANCE SHEET
                                      AS OF
                                 March 31, 2000

                              LIABILITIES & EQUITY


CURRENT LIABILITIES                        March 31, 1999         March 31, 2000
                                             (Unaudited)           (Unaudited)
                                           --------------         --------------

Accounts Payable                                    0.00              60,176.50
Sales Tax Collected                                                   10,204.77
Revolving Credit Line - South Bay Bank              0.00             493,000.00
                                           --------------         --------------
Total Current Liabilities                           0.00             563,381.27

OTHER LIABILITIES

Noncurrent Liabilities                              0.00             335,000.00

Rick Songer - Promissory Note                       0.00             222,943.11
                                           --------------         --------------
Total Other Liabilities                             0.00             557,942.11
                                           --------------         --------------
Total Liabilities                                   0.00           1,121,324.38

   EQUITY
Common Stock, $0.001 par value,
authorized 20,000,000
shares; issued and outstanding at
3/31/2000
5,969,000 common shares                             0.00               5,969.00
Additional Paid in Capital                          0.00           4,844,031.00
Donated Capital                                     0.00                   0.00
Retained Earnings (Deficit accumulated
during development stage)                           0.00             (33,287.20)
Provision for Income Tax                            0.00             115,744.87
Net Profit (Loss)                                   0.00             214,954.76
                                           --------------         --------------
Total Stockholders' Equity                          0.00           4,707,856.00
                                           --------------         --------------
   TOTAL LIABILITIES & OWNER'S EQUITY               0.00          $6,137,561.82
                                           ==============         ==============

                 See accompanying notes to financial statements


                               Freedom Surf, Inc.
                Including the Acquisition of Southern California Logo
                             STATEMENT OF OPERATIONS
                                    Unaudited

    REVENUE                          Three Months      Six Months      Nine Months
                                         Ended            Ended           Ended
                                     March 31, 2000  March 31, 2000   March 31, 2000
                                     --------------  --------------   --------------
Sales                                   475,508.82            0.00             0.00
                                     --------------  --------------   --------------
Total Sales                             475,508.82            0.00             0.00

Less: Cost of Goods Sold
Salaries & Wages                        265,521.61            0.00             0.00
FUTA Tax                                  1,999.83            0.00             0.00
EFIC Tax                                 20,789.64            0.00             0.00
SUI Tax                                   4,249.88            0.00             0.00
Raw Materials Purchases                (378,071.59)           0.00             0.00
Ad Specialty Purchases                    6,679.07            0.00             0.00
Machinery Lease Payments                 11,810.55            0.00             0.00
Beacon Machinery Lease                    6,490.00            0.00             0.00
Freight In                                  364.88            0.00             0.00
Sewing Supplies/Threat Backing            8,289.90            0.00             0.00
Sewing Supplies Caps                     64,588.99            0.00             0.00
Screen Printing/Embroidery                3,887.75            0.00             0.00
Liability Insurance                         460.00            0.00             0.00
Workmen's Compensation                    4,908.60            0.00             0.00
Electricity                              (1,553.79)           0.00             0.00
                                     --------------  --------------   --------------
Total Cost of Goods Sold                 20,685.42            0.00             0.00
                                     --------------  --------------   --------------
Gross Profit on Sales                   454,643.40            0.00             0.00

SALES & MARKETING EXPENSES

Commissions                               1,153.20            0.00             0.00
Meals & Entertainment                       302.15            0.00             0.00
Travel                                      482.84            0.00             0.00
Equipment Maintenance                     8,351.83            0.00             0.00
                                     --------------  --------------   --------------
Total Sales & Marketing Expenses         10,290.02            0.00             0.00

GENERAL & ADMINISTRATIVE EXPENSES

Officer Salaries                         27,500.00            0.00             0.00
Dues & Subscriptions                         40.00            0.00             0.00
Auto Expense                              1,621.72            0.00             0.00
Auto License Fees                            91.00            0.00             0.00
Office Expenses                           2,898.34            0.00             0.00
Credit Card Fees                            624.70            0.00             0.00
Freight                                   1,185.02            0.00             0.00
Taxable Freight                            (647.85)           0.00             0.00
Employee Medical Insurance                2,515.10            0.00             0.00
Automobile Insurance                          0.00            0.00             0.00
Professional Fees                           941.10        6,490.00             0.00
Rent                                     23,876.12            0.00             0.00
Building Maintenance                     18,109.85            0.00             0.00
Electricity                               5,031.90            0.00             0.00
Utilities                                   777.92            0.00             0.00
Bank Service Charges                      7,023.94            0.00             0.00
Telephone                                 1,860.79            0.00             0.00
Car Telephone                             1,042.92            0.00             0.00
                                     --------------  --------------   --------------
Total General & Administrative
  Expenses                               95,695.36        6,490.00             0.00

TOTAL EXPENSES                          105,985.38            0.00             0.00

OTHER INCOME & EXPENSES

Interest Expense - Bank                  (9,516.28)           0.00             0.00
Interest Expense - Other                 (8,442.11)           0.00             0.00
                                     --------------  --------------   --------------
Total Other Income & Expenses           (17,958.39)       6,490.00             0.00

Pre Tax Profit (Loss)                   330,699.63            0.00             0.00

Less: Provision for Income Tax         (115,744.87)           0.00             0.00
                                     --------------  --------------   --------------

NET PROFIT (LOSS)                       214,954.76       (6,490.00)            0.00

Weighted average number of common
   shares outstanding                    5,107,667       5,107,667

Net Profit (Loss) Per Share                    .04          (0.001)

                 See accompanying notes to financial statements

                         Southern California Logo, Inc.
        Including period prior to & after the Acquisition by Freedom Surf, Inc.
                             STATEMENT OF OPERATIONS
                                    Unaudited

    REVENUE                           Three Months     Six Months      Nine Months
                                          Ended           Ended            Ended
                                      Feb. 29, 2000   Feb. 29, 2000    Feb. 29, 2000
                                     --------------  --------------   --------------
Sales                                   457,121.61      262,201.94       224,439.82
                                     --------------  --------------   --------------
Total Sales                             457,121.61      262,201.94       224,439.82

Less: Cost of Goods Sold

Salaries & Wages                        238,938.64      173,661.71        62,993.09
FUTA Tax                                  1,397.88          443.68           212.27
EFIC Tax                                 17,955.90       15,108.31         4,949.44
SUI Tax                                   2,929.38          831.25           398.02
Raw Materials Purchases                (385,668.64)      38,837.60            58.55
Ad Specialty Purchases                    6,719.07            0.00             0.00
Machinery Lease Payments                 11,802.65        9,446.07             0.00
Beacon Machinery Lease                    7,367.30        9,253.30             0.00
Freight In                                  364.88           15.93            85.80
Sewing Supplies/Threat Backing           17,765.06        6,748.50         1,864.30
Sewing Supplies Caps                     40,940.26       20,102.83         3,883.23
Screen Printing/Embroidery                2,551.63        6,761.10         1,168.00
Liability Insurance                         891.00        1,574.00        (1,154.15)
Workmen's Compensation                    3,758.37        2,842.62         1,182.07
Electricity                              (1,714.93)      (3,362.14)            0.00
                                     --------------  --------------   --------------
Total Cost of Goods Sold                (34,472.13)     282,807.94        75,640.62
                                     --------------  --------------   --------------
Gross Profit on Sales                   491,593.29      (20,606.00)      148,799.20

SALES & MARKETING EXPENSES

Commissions                                 538.00        3,595.04           600.00
Meals & Entertainment                        21.71          145.00             0.00
Travel                                        0.00          956.21             0.00
Equipment Maintenance                     5,357.04        7,339.35           730.09
                                     --------------  --------------   --------------
Total Sales & Marketing Expenses          5,916.75       12,036.11         1,330.09

GENERAL & ADMINISTRATIVE EXPENSES

Officer Salaries                         11,700.00       28,100.00         2,700.00
Dues & Subscriptions                         40.00            0.00             0.00
Auto Expense                              1,592.23        1,454.86           421.18
Auto License Fees                             0.00            0.00             0.00
Office Expenses                           2,784.86        1,620.83           820.29
Credit Card Fees                            575.57        3,161.39           125.35
Sewing Supplies                             335.14          173.62             0.00
Freight                                   1,336.78        1,687.35           (63.30)
Taxable Freight                            (541.51)         346.91           (83.75)
Employee Medical Insurance                2,244.70        5,072.32        (1,300.02)
Automobile Insurance                          0.00          719.45             0.00
Professional Fees                             0.00            0.00           600.00
Rent                                     20,776.12       21,964.00        10,418.00
Building Maintenance                     14,715.25           42.24             0.00
Electricity                               3,992.01        6,768.90        (1,519.35)
Utilities                                   385.61          430.08            22.63
Bank Service Charges                      7,284.14        1,430.52           318.97
Telephone                                 2,967.70        1,418.13            37.41
Car Telephone                             1,155.54        1,493.40           296.98
Property Taxes                                0.00        1,115.09             0.00
                                     --------------  --------------   --------------
Total General & Administrative
  Expenses                               72,613.91       77,258.04        12,923.16

TOTAL EXPENSES                           78,530.66       89,294.15        14,253.25

OTHER INCOME & EXPENSES

Interest Expense - Bank                  (8,623.76)      (5,798.78)            0.00
Interest Expense - Other                 (8,442.11)           0.00       (10,155.99)
                                     --------------  --------------   --------------
 Total Other Income & Expenses          (17,065.87)      (5,798.78)      (10,155.99)

Pre Tax Profit (Loss)                   395,996.76     (115,698.93)      124,389.96

Less: Provision for Income Tax         (138,598.87)           0.00       (43,536.49)
                                     --------------  --------------   --------------

NET PROFIT (LOSS)                       257,397.90     (115,698.93)      (80,853.47)

                 See accompanying notes to financial statements

                               Freedom Surf, Inc.
               Including the Acquisition of Southern California Logo
                             STATEMENT OF CASH FLOWS
                                    Unaudited


                                                 Three Months      Six Months
                                                     Ended            Ended
                                                 March 31, 2000   March 31, 2000
                                                 --------------   --------------

CASH FLOWS FROM OPERATING ACTIVITIES
 Net Profit (loss) from operations                  214,954.76       ($6,490.00)
   Adjustments to reconciled net income
   to net cash provided
Depreciation Expense                                      0.00             0.00
Increase in accounts payable                        551,944.18         1,490.00
                                                 --------------   --------------
Net cash flow provided by operating activities     (336,989.42)       (5,000.00)

CASH FLOWS FROM INVESTING ACTIVITIES
Investing Activities                                      0.00             0.00
                                                 --------------   --------------
      Net cash used by investing activities               0.00             0.00

CASH FLOWS FROM FINANCING ACTIVITIES
Loans from South Bay Bank                           493,000.00
Loans from Shareholder - Rick Songer                222,943.11
Issuance of Capital Stock                                 0.00         5,000.00
                                                 --------------   --------------
      Net cash provided by financing activities     715,943.11         5,000.00


      Net increase (decrease) in cash               378,953.69             0.00
      Balances as at end of period                  378,953.69             0.00

                 See accompanying notes to financial statements

                               Freedom Surf, Inc.
               Including the Acquisition of Southern California Logo
                          NOTES TO FINANCIAL STATEMENTS


NOTE 1 - HISTORY AND ORGANIZATION OF THE COMPANY

The Company was organized August 2,1997(Date of Inception) under the laws of the State of Delaware, as Interstate Capital Corporation (The Company) has no operations and in accordance with SFAS #7, the Company is considered a development stage company. On or about November 15, 1999, the Company caused a Nevada corporation to be incorporated under the name of Freedom Surf, Inc., authorized to issued 20,000,000 shares of $.001 par value common stock, and 5,000,000 shares of $.001 par value preferred stock and merged with that Corporation, for the purpose of changing its domicile to Nevada, in accordance with Articles of Merger adopted on or about November 15, 1999, 1998.

On April 5, 1999, the Company completed a public offering that was exempt from federal registration pursuant to Regulation D, Rule 504 of the Securities Act of 1933 as amended. The Company sold 5,000,000 shares of Common Stock at a price of $..001 per share for a total amount raised of $5,000.00.

On or about December 10, 1999, the Company purchased certain assets valued at $5,180,000.00 issuing 969,000 common shares of its $.001 par value stock and assuming a long term liability in the amount of $335,000.00

Effective January 4, 2000 the company moved it's principal place of business and established a manufacturing facility by acquiring through a structured acquisition all of the issued and outstanding shares in Southern California Logo, Inc., for 900,000 shares in Freedom Surf valued at $2.1667 per share plus $800,000.00 in cash payable on or before July 15, 2000.

There were no other new issuances of equity or Common Stock as of March 31, 2000.

The Statement of Stockholder's equity and Notes to Financial Statements reflects changes in par value and common stock splits retroactively.

The Balance Sheet reflects the assets of Freedom Surf, Inc. as of March 31, 2000. The operating statements are two fold, first reflecting the income statement for Freedom Surf, Inc. and secondly, the operating statement for Southern California Logo, Inc. for the last nine months for the period ended February 29, 2000. Southern California Logo, Inc. operated on a fiscal year ended October 31 so the first quarter statement ends February 29, 2000 whereas Freedom Surf, Inc. has a calendar year fiscal year.

NOTE 2 - ACCOUNTING POLICIES AND PROCEDURES

Accounting policies and procedures have not been determined except as follows:

1. The Company uses the accrual method of accounting.

2. The cost of organization was expensed when incurred.

3. Basic earnings per share is computed using the weighted average number of shares of common stock outstanding.

4. The Company has not yet adopted any policy regarding payment of dividends. No dividends have been paid since inception.

5. The cost of equipment is depreciated over the estimated useful life of the equipment utilizing the straight line method of depreciation.

6. The Company experienced losses for its first operating period August 2, 1997 (Date of inception) to December 15, 1999.

7. The Company has adopted December 31 as its fiscal year end.

8. The preparation of financial statements in conformity with generally accepted accounting principles requires that management make estimates and assumptions which affect the reported amounts of assets and liabilities as at the date of the financial statements and revenues and expenses for the period reported. Actual results may differ from these estimates.

9. The Company's Statement of Cash Flows is reported utilizing cash(currency on hand and demand deposits) and cash equivalents( short-term, highly liquid investments). The Company's Statement of Cash Flows is reported utilizing the indirect method of reporting cash flows.

NOTE 3 - GOING CONCERN

The Company's financial statements are prepared using the generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business.

NOTE 4 - RELATED PARTY TRANSACTION

Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 5 - WARRANTS AND OPTIONS

From time to time the company issues options and warrants to key employees and service providers considered essential to the continuation of the business. On March 15, 2000, the corporation granted the following stock options to its employees:

Raece Richardson 4,000,000 common shares at $0.01 each David McKenzie 500,000 common shares at $0.01 each Rod Tomlinson 50,000 common shares at $0.01 each Amy Bratton 10,000 common shares at $0.01 each

NOTE 6 - YEAR 2000 ISSUE

The Year 2000 issue arises because many computerized systems use two digits rather than four to identify a year. Date-sensitive systems may recognize the year 2000 as 1900 or some other date, resulting in errors when information using year 2000 dates is processed. In addition, similar problems may arise in systems which use certain dates in 1999 to represent something other than a date. The effects of the Year 2000 issue may be experienced before on, or after January 1, 2000 and if not addressed, the impact on operations and financial reporting may range from minor errors to significant systems failure which could affect an entity's ability to conduct normal business operations. It is not possible to be certain that all aspects of the Year 2000 issue affecting the entity, including those related to the efforts of customers, suppliers, or other third parties will be fully resolved.

NOTE 7 - LONG TERM COMMITMENTS

The company leases a 26,000 square foot facility in Los Angeles, California. It also leases a few pieces of manufacturing equipment.

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

The Company owns no real property. Office services are provided without charge by a director. Such costs are immaterial to the financial statements and, accordingly, have not been reflected therein. The officers and directors of the Company are involved in other business activities and may, in the future, become involved in other business opportunities. If a specific business opportunity becomes available, such persons may face a conflict in selecting between the Company and their other business interests. The Company has not formulated a policy for the resolution of such conflicts.

NOTE 8 -  CHANGE IN AUDITORS

James Slayton, C.P.A. has resigned as the company auditors, which resignation was accepted by the Company on March 15, 2000 effective from December 31, 1999. The reason for the resignation was the press of other business which made it impossible for Mr. Slayton to continue as the company auditor. No dispute existed or exists between the Company and the Auditors. There were no disagreements between the company and its former auditors when the auditor resigned.

John Spurgeon, CPA, JD whose address is PO Box 1171, Glendora, CA 91740, telephone number (626) 914-9449 has agreed to replace James Slayton as suditor.

Exhibits attached:

Exhibit 1 - Copy of the Acquisition Agreement between Freedom Surf, Inc. and
            Southern California Logo, Inc.

Item 8.  Changes in Fiscal Year

Not Applicable

Item 9.  Change is Security Rating

Not Applicable


                                   SIGNATURES

In accordance with Section 12 of the Securities Exchange Act of 1934, the registrant caused this registration statement to be signed on its behalf by the undersigned, thereunto duly authorized.

                               Freedom Surf, Inc.
                                  (Registrant)


Dated: May 8, 2000

/S/ Raece Richardson
-----------------------------------
Raece Richardson

Chief Executive Officer & Director

Dated: May 8, 2000

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